UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

EMBECTA CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Suite 300, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (862) 401-0000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2024, Brian Capone notified Embecta Corp. (the “Company”) of his resignation as Chief Accounting Officer of the Company (“CAO”) and principal accounting officer of the Company (“PAO”), to be effective as of August 12, 2024, in order to pursue another opportunity. Mr. Capone’s departure is not due to any disagreement with the Company on any matter relating to the Company’s financial statements, internal control over financial reporting, operations, policies or practices.

Effective as of August 12, 2024, and until such time as a replacement is named, Jake Elguicze, the Chief Financial Officer of the Company (“CFO”) and principal financial officer of the Company (“PFO”), is expected to assume the role of PAO on an interim basis. Mr. Elguicze will continue to serve as CFO and PFO, positions which he has held since April 2022. Biographical and other information regarding Mr. Elguicze is set forth in the Company’s proxy statement, filed with the Securities and Exchange Commission on December 19, 2023, under the section “Management,” and such information is incorporated by reference herein.

There is no arrangement or understanding between Mr. Elguicze and any other person pursuant to which Mr. Elguicze was selected as interim PAO, and there are no family relationships between Mr. Elguicze and any of the Company’s directors or executive officers. There have been no transactions involving Mr. Elguicze that would be required to be disclosed by Item 404(a) of Regulation S-K. Mr. Elguicze will not receive any additional compensation in connection with assuming the responsibilities of PAO on an interim basis.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBECTA CORP.

	By:	/s/ Jeff Mann
Jeff Mann Senior Vice President, General Counsel, Head of Business Development and Corporate Secretary

Dated: August 12, 2024